CASUAL MALE
retail group inc.

CASUAL MALE XL

100 YEARS
Summer
2006
ROCHESTER
BIG & TALL
SHOP THE SUMMER SALE INSERT INSIDE.

1 June 2006 Exhibit 99.1

2
’06 & ’07 Initiatives
• Redefine Casual Male image to increase
market share
• Store growth – expansion of Rochester
Clothing
• Jared M. Acquisition
• Continued accelerated growth of internet and
catalog
• Gross margin improvement

3 Redefine Casual Male Image

Sales $
36
38
40
42
44
46
48
50
52
54
56
58
60
62
64+

4
Market Share Size Opportunity
Casual Male Sales by Size
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
$180,000
$200,000
Waist Size
Data based on ’04 sales of Casual
Pants, Dress Pants and Jeans

5 National Sales by Size $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 30 32 34 36 38 40 42 44 46+ Waist

6
Customer Research
Least favorite aspect of clothing shopping was “difficulty
finding items in my size”
– They were shopping at “the end of the rack”
– Stigma with “big and tall” store
– “big and tall” stores were consistently referred to as places where “fat guys” shop
Current image associated with Casual Male
– A degree of discomfort with shopping at the store for “big and tall”
– Belief that the clothing started around a 48” waist
– Merchandise and selection lacked a sense of style
– Had unattractive, inconvenient locations
– Casual Male was a place of necessity rather than a
destination of choice

Casual Male
BIG & TALL
Big & Tall
CASUAL MALE
shoes
11 to 16
50% off
on sale
Casual Male Big & Tall
Big & Tall CASUAL MA
Casual Male BIG & TALL
Now Ope
Big & Tall
CASUAL MALE
Big & Tall CASUAL MALE
Big & Tall
CASUAL MALE

7 50% of customers refer to Casual Male as the “Big & Tall” store

8

9 Before

10 After

11

1906
100
YEARS
2006
Summer
2006
ROCHESTER
BIG & TALL
SHOP THE SUMMER SALE INSERT INSIDE.

12

claiborne

CANALI

BURBERRY

KENNETH COLE new york

VERSACE

DKNY

RALPH LAUREN

Cloth by
Ermenegildo Zegna

13 Rochester Brands

14
Rochester vs. Casual Male
Metrics
Average sales per store $2.3M vs CM $650,000
Average transaction $400 vs CM $75
Average store sq. footage 5,000-6,000 sq. ft. vs CM 3,500 sq. ft.
Average income of customer  $100,000+ vs CM $71,000
Cost to open new store $100 sq. ft. vs CM $36 sq. ft.
Inventory needed $375,000 vs CM $125,000

15 Rochester Overview • Major growth for next 5 years. We will be in expanding Rochester from 24 stores to 40 more stores Rochester * 1 London, United Kingdom 9 2 2

16

17

18 Jared M. Acquisition

19
Jared M. Acquisition
• Custom clothing continues to be growing in the higher
end men’s business
• Rochester is underdeveloped in custom clothing (3.5%
of sales)
• Jared M. $3.0M company catering to professional
athletes
• Utilized CMRG infrastructure for multi-channeled
opportunities
• Spring ’07 launch
– Jared M. shops in several high profile Rochester markets
– Jared M. catalog
– Jared M. website

20 Jared M.

21 Continued accelerated growth of internet and catalog

22
Comp Store Trend
2004
2003
Stores change to
lifestyle presentation
Launch of George Foreman
collection and TV campaign
2005
2006
-5.0%
-2.3%
-1.1%
2.4%
9.2%
4.8%
1.6%
2.0%
2.3%
2.5%
3.70%
7.90%
5.40%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

23
CM 2005 Internet Sales by Month
$0
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
$1,400,000
$1,600,000
$1,800,000
$2,000,000
$2,200,000
$2,400,000
$2,600,000
$2,800,000
$3,000,000
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2002 - $3,357,447
2003 - $6,229,617
2004 - $9,874,481
2005 - 14,559,045
2006

24
Customer Sales by Channel
* Indexed to retail only shoppers
100
123
104
276
290
286
455
0
50
100
150
200
250
300
350
400
450
500
Retail only Catalog Only E-commerce
Only
Retail &
Catalog
Retail & E-
commerce
Catalog & E-
commerce
Retail &
Catalog & E-
commerce

FATHER'S DAY sale
CASUAL MALE XL
$19.99 each
when you buy 2 or more
save up to 20%
Harbor Bay® Polos
Traditional styling featuring straight hem with side vents, in 100% cotton.
Tall: 2XLT-5XLT. Big: XL|1X|-6XL|6X|
#81501 Solid Pique Polo Reg. $26 each
#85034 Repeat Stripe Polo Reg. $30 each
Sizes, styles and selection may vary by store.
Preferred Guest Days: Thursday, June 8th thru Sunday, June 11th
4 days only! extra 10% off coupon on back!
Sale Thursday, June 8th thru Father's Day, Sunday, June 18th shop by phone
1.800.767.0319
shop over 490 stores
call 1.866.thinkXL
shop online
casualmaleXL.com

BIG & TALL
SUMMER 06
CASUAL MALE XL
Father's Day

CASUAL MALE XL
SUMMER 2006
FATHER'S DAY
DAD

CASUAL MALE XL
HOME | SALE | CLEARANCE | STORES | CATALOG | FORWARD TO A FRIEND
$20 off
STWENTY
>Shop our new summer catalog now!
DAD
the perfect gift
Shop Harbor Bay®
>Shop Gift Cards now!
>Shop Levi's®&Dockers®
90days • no interest • nopayments

25

SUMMER 2006

CASUAL MALE XL

Casual Male XL, the leader in big & tall clothing,
now available by catalog or online.

Sears

Shop today by catalog or online.

1 888 825 5244 www.sears.com/casualmaleXL

26

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27

Casual Male BIG & TALL
we've got it! stylish shirts, pants & jeans
fashion men's

A
10
14
B
13
15

C

A 626 BLUE* PREMIUM WASH JEANS
• five-pocket loose-fit styling • 100% cotton • machine wash
(10)Medium Wash
30" inseam in waists 42, 44, 46, 48, 50, 52, 54, 56, 58, 60".
32" inseam in waists 42, 44, 46, 48, 50, 52, 54".
34" inseam in waists 44, 46, 48".
36" inseam in waists 36, 38, 40, 42".
523 025 00Y AG
60.00

B 626 BLUE* FLAT-FRONT BELTED TWILL PANTS
• quarter-top pockets • button-through back pockets
• contrasting canvas stripe belt • D-ring closure
• 100% cotton twill • machine wash
(14)Mocha, (13)Khaki, (15)Olive
30" inseam in waists 42, 44, 46, 48, 50, 52, 54, 56, 58, 60".
32" inseam in waists 42, 44, 46, 48, 50, 52, 54".
34" inseam in waists 42, 44, 46, 48".
523 015 01Y AG
60.00

C SUMMA* SHORT-SLEEVE CAMP SHIRT
• camp collar • button front • straight hem with side vents
• contrasting vertical woven front panels
• 55% linen, 45% rayon • machine wash
(15)Khaki
Tall fit. Chests 48(XLT; fits 46-48), 52(2XLT; fits 50-52), 56(3XLT; fits 54-56), 60(4XLT; fits 58-60), 64(5XLT; fits 62-64)".
523 090 02Y A
Big fit. 1X-6X. Chests 48(1X; fits 46-48), 52(2X; fits 50-52), 56(3X; fits 54-56), 60(4X; fits 58-60), 64(5X; fits 62-64), 68(6X; fits 66-68)".
523 090 03Y A
54.00

D NYNE LONG-SLEEVE WOVEN SHIRTS
• point collar; button front
• contrasting neck seams and cuffs
• shirttail hem • 100% cotton • machine wash
(18)Pistachio, (17)Amazon, (16)Dark Midnight
Tall fit. Chests 48(XLT; fits 46-48), 52(2XLT; fits 50-52), 56(3XLT; fits 54-56), 60(4XLT; fits 58-60), 64(5XLT; fits 62-64)".
523 090 02Y A
Big fit. Chests 48(1X; fits 46-48), 52(2X; fits 50-52), 56(3X; fits 54-56), 60(4X; fits 58-60), 64(5X; fits 62-64), 68(6X; fits 66-68)".
523 090 03Y A
54.00

E

E HARBOR BAY* LOOSE-FIT DENIM JEANS
• loose fit through hips and thighs
• rugged 13½-oz. 100% cotton • machine wash
(12)Light Stonewash, (13)Stonewash, (14)Black
30" inseam in waists 44, 46, 48, 50, 52, 54, 56, 58, 60".
32" inseam in waists 44, 46, 48, 50, 52, 54".
34" inseam in waists 44, 46, 48".
523 025 00Y AG
60.00

12
13
14

D
17
18
16
D

Sears
Good life. Great price.

F 630B WWW.SEARS.CA • 1 800 267 3277
WWW.SEARS.CA • 1 800 267 3277 530C F

28

29 Gross Margin Improvements • Inventory management • Direct sourcing • Building proprietary brands

30
Gross Margin Opportunity
• Core vs. seasonal/fashion – core year
round basic stock items (5 pocket jean,
pique polo, pocket tee, underwear, etc.)
• Implementation of E3 (replenishment
system) determined that we were 25%
out of stocks on core items – demand
exceeded supply
– Better margins on core products than
seasonal/fashion

we've got it.
You'll find your size or it's free.
YOUR SIZE IN-STOCK
guaranteed.
pocket tee
guaranteed.
You'll find your size or it's free.

31
Guaranteed In-stock Program
• 7 key items
• GIS Program – Bottoms
49 sizes, delivery in 5
working days or FREE
• 8/21 launch
• Sold 449,405  units
• Units 26% increase
• 4,623 units fulfilled
through catalog
• 13 pieces of free items
given away

32
Direct Sourcing
• Direct Sourcing of goods through Li & Fung, as agent
beginning in 2006
• New Department created, hiring of industry veteran
• Potential for 40% of Casual Male Inventory to go Direct
• Cost saving of up to 15%
• Better sourcing (reduction of # of Vendors)
• Rochester has very little private label, potential for 20%
• Cost savings of up to 20% for Rochester

Comfort ZONE™
By George Foreman

HARBOR BAY

626 BLUE
Vintage Surplus

SYNRGY

33 Proprietary Brands

HARBOR BAY

rely on the quality and function
of basic items designed for
your lifestyle

**Harbor Bay® Pique Polo**
Full-cut body in traditional styling with straight hem and side vents. 100% cotton. Imported.
Colors: navy, red, white, black, grey, forest heather, andora heather, chocolate heather, midnight heather.
Tall: XLT-4XLT. Big: 1X-6X.
**#81501 Pique Polo $26**
**or $21.99 each when you buy 2 or more**

**Harbor Bay® Mockneck and Crewneck**
The comfort of 100% cotton, fashioned in a full-cut body with taped neck seams and straight hem.
Machine wash. Imported.
Tall: XLT-5XLT. Big: 2X-6X.
Colors: forest heather, andora heather, midnight heather, black, dark grey heather, fawn heather.
**#84754 Mockneck $25**
Colors: forest green, burgundy, black.
**#84753 Crewneck $25**

**Harbor Bay® Loose-fit Jeans**
Your favorite 5-pocket style in 100% cotton.
Waist: 36-64. Inseam: 28-38.
Color: stonewash.
**#81570 Loose-fit Jeans $45 each**
**or $39.99 each when you buy 2 or more**

Additional colors available online.
Sizes, styles and selection may vary by store.

14 CASUAL MALE XL 1.800.767.0319 casualmaleXL.com

34

# GEORGE FOREMAN

"My favorite color is comfortable!"
—George Foreman

A comfortable line of clothing in the sizes you need, inspired by a great American icon

**George Foreman Supersuede Sportshirt**
100% polyester. Machine wash. Imported.
Colors: burgundy, black, olive, saddle, chocolate.
Tall: XLT-5XLT. Big: 1X-6X.
**#84097 Supersuede Sportshirt $45**

**Comfort Zone by George Foreman™**
**Waist-Relaxer® Twill Pants**
Tailored with double pleats in 100% cotton.
Machine wash. Imported.
Colors: navy, khaki, black, grey, fatigue, stone, denim.
Waist: 36-64. Inseam: 28-38.
**#83684 Waist-Relaxer® Twill Pants $45**

waist-relaxer®
*hidden waistband expands up to 4" for comfort.*

Additional colors available online.
Sizes, styles and selection may vary by store.

10 CASUAL MALE XL 1.800.767.0319 casualmaleXL.com

35

A,D,E

## 626 BLUE® Vintage Surplus

# today's new classic options

*Discover your favorites in timeless styles, fits and washes!*

**A. 626 BLUE® Track Jacket**
80% polyester, 20% cotton.
Machine wash. Imported.
Tall: XLT-6XLT. Big: 2X-6X.
**#94771 Track Jacket $50**

**B-D. 626 BLUE® Screen print Tees**
100% cotton. Machine wash. Imported.
Tall: 2XLT-4XLT. Big: 2X-6X.
**B. #84563 Brick $28**
**C. #84565 Chocolate $25**
**D. #84564 Blue $25**

**E. 626 BLUE® Premium Wash Jeans**
100% cotton. Machine wash. Imported.
Waist: 44-60. Inseam: 30-33.
**#94710 Premium Wash Jeans $40.60**

8 casualmale.com for more!

Order anytime, toll-free: 1.800.767.0

36

37
Collection will consist of Wovens, Casual
Pant, and Knits
Assortment will reflect items/attitude and
overall look of successful contemporary
brands such as George Foreman
Signature, Perry Ellis, I.N.C., etc.

GEORGE FOREMAN
COMFORT ZONE
626 BLUE
Vintage Surplus
HARBOR BAY
great
STYLE
starts with
CLASSIC
looks at
AFFORDABL
prices.
CASUAL MALE XL

38

39
Any remarks that we make today about future expectations,
plans and prospects for Casual Male Retail Group, Inc.
which are not historical facts, are forward-looking statements that involve risks and uncertainties.  For a discussion of such risks and uncertainties, which could cause the Company’s
actual results to differ from those contained in the  forward-
looking statements, please read the section entitled
“Forward-Looking Statements” in the Company’s most recent
Form 10-K and Form 10-Q and the Form 8-K filed on April 8,
2005 with the Securities and Exchange Commission.
Forward - Looking Statement

40 Casual Male Retail Group 555 Turnpike Street Canton, MA 02021 (781) 828-9300 x 2004 jeffunger@usa.net clinsky@cmal.com